UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (416) 943-6388

Date of fiscal year end: December 31, 2017

Date of reporting period: January 1, 2017 – June 30, 2017

Item 1. Reports to Shareholders.

June 30, 2017

Sprott Focus Trust

2017 Semi–Annual

Review and Report to Stockholders

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of June 30, 2017 (%)

FUND	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	6.45	18.07	1.67	9.60	3.93	9.51	8.93	9.61	11/1/96	[2]

INDEX
Russell 3000[3]	8.93	18.51	9.10	14.58	7.26	8.66	7.44	8.33
[1]	Not annualized, cumulative Year-to-Date.
[2]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[3]	Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 1.203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

| 1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

The Sprott Focus Trust had a productive 2017 first half, posting an NAV advance of 6.45%, as well as a share-price increase of 9.12% (including dividends). While Focus Trust’s NAV-return modestly trailed the 8.93% total-return of the Russell 3000, we achieved our investment objective of generating solid absolute returns. Focus Trust’s one-, three-, and five-year NAV returns of 18.07%, 1.67% and 9.60% have lagged the Russell 3000’s respective returns of 18.51%, 9.10% and 14.58%. Nonetheless, Focus Trust’s one-year returns support our contention that our value discipline of investing in quality businesses is likely to regain relative traction as the era of central bank interest rate suppression draws to a close. We are optimistic that Focus Trust’s performance patterns are likely to return to those experienced prior to 2011, in turn helping narrow the discount of share-price-to-NAV. Along these lines, we are pleased to report that the Focus Trust discount-to-NAV has narrowed during the past year, from 14.40% on 6/30/16, to 12.70% on 1/31/17 to 11.84% on 6/30/17.

During the first two months of 2017, equity markets were energized by high expectations for President Trump’s campaign platforms (tax cuts, health-care reform, infrastructure spending and reduced regulation). This optimism began to fade by late-February, as the realities of complex political logistics asserted themselves. Now some six months into the new administration, investors are confronted with an even more divisive government (if this were possible) and rapidly fading hopes for any significant growth-oriented legislation. While market averages continued to advance, the drivers of these gains have reversed back to a handful of the largest, most heavily index-weighted companies. Additionally, we have witnessed the return of a growth-at-any-price (GAAP) investor preference, which strongly favors the FANG companies (Facebook, Amazon, Netflix and Google).

Another important feature of 2017’s first half was the Federal Reserve’s decision to raise short-term interest rates twice, with strong inferences of more to come. This seems like welcome news to us, in the sense that the Fed sees sufficient progress from the financial crisis to begin to normalize rate structures. However, we remain somewhat skeptical that economic fundamentals currently support significant additional tightening. So far this year, the “soft” economic data (surveys and sentiment measures) have yet to be verified by “hard” data (actual economic statistics), and many recent trends appear to be moving in the wrong direction. Having witnessed unforeseen market turbulence from portfolio insurance in 1987, the demise of Long-term Capital Management in 1998 and the freezing of derivatives-markets in 2008, it would not surprise us to wake up one morning to a taper-tantrum-type market correction, with unexpected volatility fueled by computer-driven trading amid a myriad of relatively untested investment innovations (ETF’s, HFT’s, risk-parity funds, etc.).

Finally, despite decidedly more-hawkish commentary from global central bankers, amid global inflation rates generally below target, gold still achieved a 7.74% first-half gain. While this advance pales in comparison to the performance and explosion of interest in bitcoin and other cryptocurrencies (now over 1000 different cryptos and counting), it does confirm the continued slow-but-steady migration of global investment capital away from fiat money. Sprott’s gold strategist, Trey Reik, has written an informative article on digital currencies which we would be happy to share. In short, it appears that a younger generation of investors has embraced bitcoin as a method to park some investment capital outside the traditional financial system. While near-term enthusiasm for these emerging non-fiat currencies may have gotten ahead of itself (the total size of the cryptocurrency market has quadrupled during the past six months), it is interesting to note that the desire to protect wealth from the whims of central bankers is apparently shared even by millennials! We continue to believe that gold’s 5000-year pedigree as reliable store of value and productive portfolio-diversifying asset will remain compelling over the long-term, and we therefore remain enthusiastic about our positions in gold and silver equities.

Positioning

As of June 30, 2017, Focus Trust owned 45 securities and held a cash position of 8.83%. This number of investments is about average for the Fund over its history. The cash position is slightly elevated (and up about 1% from year-end), reflective of diminished opportunities in a rising market. Our largest sector-weighting remains Materials (16.8%), closely followed by Information Technology (15.6%) and Financials (14.9%). With respect to Financials, we are heavily exposed to active asset-managers, but still own no banks due to our fundamental objection to excessive leverage. Finding value in the health care sector is challenging for us, so our weighting in this sector is small (1.6%). Values in the retail sector appear abundant, but there are many compelling reasons these companies may be value traps. In our estimation, overall consumer health is still challenged, so our 13.6% weight in Consumer Discretionary reflects a compromise between interesting values and difficult fundamentals. Finally, our investment in Industrials (1.9%) is near historic lows. The early enthusiasm for a “Trump bump” drove industrial stock valuations to prices we found challenging, and we currently await more attractive entry points.

2 | 2017 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

Our top ten portfolio positions, as shown in Figure 1, remained consistent throughout 2017, with the exception of MKS Instruments, which was pared back due to exceptionally strong performance. Pason Systems, a unique energy service company, with best in class technology solutions and dominant North American market share, has matriculated to our top-ten list.

Top 10 Positions

(% of Net Assets)

Franklin Resources Inc.	5.0
Apple Computer Inc.	4.5
Sanderson Farms Inc.	4.2
Kennedy – Wilson Holdings Inc.	3.8
Gamestop Corp.	3.6
Western Digital Corp.	3.6
Cal-Maine Foods Inc.	3.1
Gentex Corp.	3.1
Westlake Chemical Corp.	3.0
Pason Systems Inc.	2.7

Portfolio Sector Breakdown

(% of Net Assets)

Materials	16.8
Information Technology	15.6
Financials	14.9
Consumer Discretionary	13.6
Energy	10.5
Consumer Staples	9.7
Cash	8.8
Real Estate	6.6
Industrials	1.9
Health Care	1.6

(Figure 1)

Activity

During the first half of 2017, the five largest positive contributions to Focus Trust performance were Apple, Sanderson Farms, MKS Instruments, Western Digital, and Franklin Resources. Apple has now joined the FANG stocks as a fifth large cap consumer/tech market leader in a growth starved (passively driven) market environment. Apple’s massive market weighting will likely reinforce its sponsorship until this passive-investment era winds down. To us, Apple’s valuation metrics are far more compelling than its FANG brethren. Even so, we pruned our Apple position as a result of its 25.20% first-half price increase. We also trimmed our Sanderson Farms position after a 22.87% price increase. Finally, we reduced our position in MKS Instruments, which approached our full valuation target in the first half due to strong global demand for semi-conductor capital equipment and the shares of companies in that industry.

One example of how our various valuation disciplines interact has been the impressive 31.89% first-half performance by Western

Digital. As we discussed this past year, we have been excited about this memory storage company’s prospects for some time, but we have not increased our position into prior price declines due to a balance sheet that had become levered beyond our comfort level (as a result of successful, yet aggressive, acquisitions). Despite our hesitation to average into price declines, we are quite pleased to have maintained our Western Digital position at its prior share count, and we look forward to continuing contributions from Western Digital to total portfolio performance. Rounding out our top five 2017 winners was long-time favorite Franklin Resources (up 14.22%). We remain committed to this well-run, diversified, active manager and expect the market to rerate Franklin positively due to both improving investment flows and positive fund performance.

Most of our negative portfolio performers during first-half 2017 were energy companies. Helmerich & Payne (down 28.71%), Unit Corporation (down 31.5%) and Birchcliff Energy, a fairly new position (down 32.40%) combined to negatively impact performance by 1.85%. During the first-half 2017 pullback in energy prices (and resultant declines in shares of energy companies), we added to our positions in Helmerich & Payne and Birchcliff Energy, as well as others in the sector. However, we did elect to liquidate our long-held position in Unit Corporation, due to balance sheet leverage caused by several years of asset-impairment write-downs. We were actually pleased to have had the opportunity to replenish some of the energy positions that we had trimmed during strength in the sector during 2016.

Rounding out the top five portfolio detractors were Gamestop Corporation and a relatively new position, Syntel. Gamestop continues to be a bargain in our view, and, with a 6.94% dividend yield, we are being paid for our patience. Gamestop shares declined 11.65% during the first half, costing us 0.49% of total portfolio performance. Syntel, a well-managed technology-outsource company, with which I have had a long and successful investment history, declined 14.30% during the first half. Syntel’s impact on Focus Trust total portfolio performance was relatively modest, however, at a decline of 0.37%, because we built our positon into the price decline. In aggregate, our top five winners earned us 4.66% and five biggest losers cost us 2.71%.

Top Contributions to Performance

Apple Inc.	1.13
Sanderson Farms, Inc.	1.03
MKS Instruments, Inc.	0.94
Western Digital Corporation	0.93
Franklin Resources, Inc.	0.63

Top Detractors from Performance

Syntel, Inc	-0.37
GameStop Corp. Class A	-0.49
Birchcliff Energy Ltd.	-0.52
Unit Corporation	-0.58
Helmerich & Payne, Inc.	-0.75

(Figure 2)

Examining our year-to-date performance by sector, Information Technology, Materials, and Financials were our best, contributing

2017 Semi-Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

3.36%, 2.65% and 1.62% respectively. Negative sector contributions were limited to Energy (-2.34%) and Consumer Discretionary (-0.51%). Focus Trust’s portfolio turned over 15.75% during the first six months of 2017, consistent with both our long-term average, as well as our three-to-five-year investment horizon.

Fund Details

Average Market Cap[1]	$5.7 Billion
Net Assets	$208.1 Million
Years of History	20+
Total Holdings	46
Holdings ≥ 75% of Total Investments	30

Portfolio Diagnostics

2017 Semi-Annual Turnover Rate	16%
Net Asset Value	$8.36
Market Price	$7.37
Weighted Average P/E Ratio[2,3]	17.5x
Weighted Average P/B Ratio[2]	2.3x
Weighted Average Yield	2.25%
Weighted Average ROIC	17.94%
Weighted Average Leverage Ratio	2.03x
U.S. Investments (% of Net Assets)	64.3%
Non-U.S. Investments (% of Net Assets)	26.9%

(Figure 3)

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Outlook

Despite the fact that equity markets are now in the ninth year of a bull market, we remain quite optimistic about the outlook for Sprott Focus Trust. Clearly most equity market valuation metrics are elevated by historical standards. But when one considers current interest, inflation and tax rates, we do not believe equity valuations are extreme. By our calculations, the businesses we own are priced at an upside/downside ratio of 2:1. We own a collection of companies that are well-above-average quality, yet still trade at well-below-market-average valuation. Further, broad measures of market volatility tend to obscure the fact that daily movement of individual stocks can often exceed 20%, creating individual opportunities on a continuous basis. Other than in a few themes such as cryptocurrencies, we do not perceive the type of unhinged market euphoria generally associated with market tops. Additionally, the competition to uncover investment opportunities through fundamental analysis has been withering under the momentum of passive investing in recent years, permitting increased advantage for those willing to “do the work.” Corporate credit conditions remain quite constructive, and persistently low rates have facilitated debt extensions and relaxing of covenants. It is worth noting that corrections can (and will) occur at any time, but our experience suggests real recessions and bear markets have historically been credit events.

We acknowledge that many prominent news headlines have become somewhat inconsistent with a positive investment outlook. However, markets prefer certainty and it has become increasingly clear that few changes will be emanating from Washington. Other than U.S. dollar-pressure caused by an endless barrage of Presidential tweets, we believe markets are beginning to recognize that current U.S. leadership is producing little of substance for markets to digest. We are not suggesting that markets are free from potential setbacks. As we have mentioned, we are cognizant of a host of potential challenges, ranging from the almanac-type tendency for markets to correct during the seventh and eighth years of every decade, to the host of relatively untested investment products so popular in recent years. Therefore, we will retain some dry powder to preserve our flexibility to react prudently to future market disruptions.

In summary, as bottom-up stock pickers, our qualifications for forecasting the direction of broad equity averages are limited. While there are always macro challenges to worry about, we believe factors which directly affect our relative performance have improved in recent periods. A return to a free-market-based discounting process, with less interest-rate suppression, is likely to continue to favor our business-valuation discipline. Further, a weaker dollar will benefit our hard-asset exposure. Whether we are heading into the final phase of a long bull market with related euphoria, or a market pullback sparked by political or monetary misstep, we believe we have an appropriate plan, as well as the discipline to execute that plan. We are quite optimistic that we have the experience to deliver strong absolute returns.

On a final note, our Board of Directors is pleased to propose a new additional independent director for your consideration. Peyton Muldoon was introduced to us by Barbara Keady, who has known Peyton since their days together at Columbia Business School, one of the cradles of value investing. Peyton’s career has included client service and portfolio management at venerable firms such as Weiss, Peck & Greer and Brown Brothers Harriman, as well as entrepreneurial organizations such as Vantis Capital and Horizon Asset Management. She brings deep experience in understanding investor needs and is very familiar with value investing. We know she will represent shareholders well, and we hope you agree.

As always, please feel free to contact me directly with any questions or comments at 203.656.2430, or wgeorge@sprottusa.com. Many thanks for your continued support.

Sincerely,

W. Whitney George

The views expressed above reflect those of Mr. George only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Sprott Asset Management USA Inc. or any other person in the Sprott organization. Any such views are subject to change at any time based upon market or other conditions and Sprott disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Sprott Focus Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Sprott Focus Trust.

4 | 2017 Semi-Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Average Annual Total Return (%) Through 6/30/17

	JAN-JUN 2017*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/1/96)[1]
FUND (NAV)	6.45	18.07	1.67	9.60	3.93	9.51	8.93	9.61
*	Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods, Since Inception1

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 74% of all 10-year periods; 67% of all 5-year periods; 57% of all 3-year periods; and 57% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)

Cumulative Performance of Investment

Description	1 Month	QTD	YTD	1 Year	2 Year	3 Year	5 Year	10 Year	15 Year	20 Year	SINCE INCEPTION
Sprott Focus Trust (MKT TR)[2]	(0.79)	0.55	9.12	21.60	17.96	3.48	58.54	26.33	267.39	520.07	608.66
Sprott Focus Trust (MKT Price)[3]	(2.12)	(0.81)	6.20	14.80	4.10	(13.80)	17.36	(34.89)	7.59	47.40	68.46

[1]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[2]	Reflects the cumulative performance experience of a continuous common stockholder. MKT TR assumes the stockholder reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.
[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in a larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2017 to date.

2017 Semi-Annual Report to Stockholders | 5

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.093		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Year-to-date distribution total $0.20		7.315	135	42,049	37,069
6/30/2017		$7,044		5,030

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of the period end, after reinvestment of distributions.
[3]	Includes a return of capital.

6 | 2017 Semi-Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Fund’s investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2017.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Fund’s investment adviser is absorbing all commissions on optional sales under the Plan through December 31, 2017. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2017 Semi-Annual Report to Stockholders | 7

Sprott Focus Trust	June 30, 2017 (unaudited)

Schedule of Investments
Common Stocks – 91.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.6%
AUTO COMPONENTS – 3.1%
Gentex Corp.[1]	335,000	$6,354,950

AUTOMOBILES – 2.0%
Thor Industries, Inc.[1]	40,000	4,180,800

HOUSEHOLD DURABLES – 2.3%
Century Communities, Inc.[1,2]	50,000	1,240,000
Garmin Ltd.[1]	70,000	3,572,100

		4,812,100

SPECIALTY RETAIL – 6.2%
Buckle, Inc. (The)[1]	165,000	2,937,000
GameStop Corp. Cl. A1	350,000	7,563,500
Williams-Sonoma, Inc.[1]	50,000	2,425,000

		12,925,500
Total (Cost $28,293,104)		28,273,350

CONSUMER STAPLES – 9.7%
FOOD PRODUCTS – 9.7%
Cal-Maine Foods, Inc.[1,2]	165,000	6,534,000
Industrias Bachoco SAB de CV ADR[1]	85,000	4,928,300
Sanderson Farms, Inc.	75,000	8,673,750

		20,136,050
Total (Cost $12,937,769)		20,136,050

ENERGY – 10.5%
ENERGY EQUIPMENT & SERVICES – 7.0%
CARBO Ceramics, Inc.[1,2]	250,000	1,712,500
Helmerich & Payne, Inc.[1]	100,000	5,434,000
Pason Systems, Inc.	375,000	5,592,612
TGS Nopec Geophysical Co. ASA	90,000	1,844,468

		14,583,580

OIL, GAS & CONSUMABLE FUELS – 3.5%
Birchcliff Energy Ltd.	600,000	2,826,959
Exxon Mobil Corp.[1]	55,000	4,440,150

		7,267,109
Total (Cost $22,573,396)		21,850,689

FINANCIALS – 14.9%
CAPITAL MARKETS – 13.3%
Artisan Partners Asset Management, Inc.[1]	150,000	4,605,000
Ashmore Group plc	1,000,000	4,600,252
Federated Investors, Inc. Cl. B1	180,000	5,085,000
Franklin Resources, Inc.[1]	230,000	10,301,700
Value Partners Group Ltd.	3,300,000	3,005,207

		27,597,159

DIVERSIFIED FINANCIAL SERVICES – 1.6%
Berkshire Hathaway, Inc. Cl. B1,2	20,000	3,387,400
Total (Cost $27,008,676)		30,984,559

HEALTH CARE – 1.6%
BIOTECHNOLOGY – 1.6%
Amgen, Inc.	20,000	3,444,600
Total (Cost $3,219,745)		3,444,600

Schedule of Investments

	SHARES	VALUE

INDUSTRIALS – 1.9%
MARINE – 1.9%
Clarkson plc	120,000	$3,947,985
Total (Cost $3,631,814)		3,947,985

INFORMATION TECHNOLOGY – 15.6%
COMPUTERS & PERIPHERALS – 8.1%
Apple, Inc.	65,000	9,361,300
Western Digital Corp.[1]	85,000	7,531,000

		16,892,300

IT SERVICES – 2.1%
Syntel, Inc.[1]	250,000	4,240,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 5.4%
Cirrus Logic, Inc.[1,2]	75,000	4,704,000
Lam Research Corp.[1]	20,000	2,828,600
MKS Instruments, Inc.[1]	55,000	3,701,500

		11,234,100
Total (Cost $16,939,505)		32,366,400

MATERIALS – 16.8%
CHEMICALS – 3.0%
Westlake Chemical Corp.	95,000	6,289,950

METALS & MINING – 13.8%
Agnico Eagle Mines Ltd.	75,000	3,384,000
Fortuna Silver Mines, Inc.[2]	450,000	2,200,500
Franco-Nevada Corp.	55,000	3,968,800
Fresnillo plc	180,000	3,483,793
Hochschild Mining plc	750,000	2,678,488
Major Drilling Group International, Inc.[2]	380,000	2,487,816
Osisko Mining, Inc.[1,2]	220,000	695,558
Pan American Silver Corp.[1]	170,000	2,859,400
Randgold Resources Ltd. ADR	35,000	3,096,100
Roxgold, Inc.[1,2]	700,000	604,565
Seabridge Gold, Inc.[1,2]	300,000	3,240,000

		28,699,020
Total (Cost $25,833,214)		34,988,970

REAL ESTATE – 6.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 6.6%
FRP Holdings, Inc.[2]	75,000	3,461,250
Kennedy-Wilson Holdings, Inc.	420,000	8,001,000
Marcus & Millichap, Inc.[1,2]	85,000	2,240,600

		13,702,850
Total (Cost $10,554,318)		13,702,850

TOTAL COMMON STOCKS
(Cost $150,991,541)		189,695,453

MISCELLANEOUS – 0.0%
Ferroglobe Representation & Warranty Insurance Trust[2]	400,000	0
Total (Cost $0)		0

8 | 2017 Semi-Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)

SHARES		VALUE

REPURCHASE AGREEMENT – 8.8%
Fixed Income Clearing Corporation, 0.12% dated 06/30/17, due 07/03/17, maturity value $18,370,184 (collateralized by a U.S. Treasury Note, 2.25% due 11/15/24 valued at $18,738,934)		$18,370,000
Total (Cost $18,370,000)		18,370,000

FACE		VALUE

SECURITIES LENDING COLLATERAL – 6.6%
State Street Navigator Government Money Market Fund[3]	13,779,105	13,779,105
Total (Cost $13,779,105)		13,779,105

TOTAL INVESTMENTS – 106.6%
(Cost $183,140,646)		221,844,558

LIABILITIES LESS CASH AND OTHER ASSETS – (6.6)%		(13,773,269)

NET ASSETS – 100.0%		$208,071,289

[1]	Security (or a portion of the security) is on loan. As of June 30, 2017, the market value of securities loaned was $57,396,132. The loaned securities were secured with cash collateral of $13,779,105 and non-cash collateral with a value of $44,984,681. The non-cash collateral received consists of equity securities, U.S. Treasuries, and Government Agency bonds, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $183,492,500. At June 30, 2017, net unrealized appreciation for all securities was $38,352,058, consisting of aggregate gross unrealized appreciation of $46,739,632 and aggregate gross unrealized depreciation of $8,387,574.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semi-Annual Report to Stockholders | 9

Sprott Focus Trust	June 30, 2017 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$203,474,558
Repurchase agreements (at cost and value)	18,370,000
Foreign currencies at value	9,902
Cash	12,747
Receivable for dividends and interest	302,136
Receivable from investment advisor	23,156
Prepaid expenses and other assets	15,549
Total Assets	222,208,048
LIABILITIES:
Obligation to return securities lending collateral	13,779,105
Payable for investment advisory fee	171,538
Accrued expenses	186,116
Total Liabilities	14,136,759
Net Assets	$208,071,289
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 24,875,480 shares outstanding (150,000,000 shares authorized)	$162,041,214
Undistributed net investment income (loss)	3,116,220
Accumulated net realized gain (loss) on investments and foreign currency	9,124,074
Net unrealized appreciation (depreciation) on investments and foreign currency	38,700,833
Quarterly distributions	(4,911,052)
Net Assets (net asset value per share $8.36)	$208,071,289
Investments (excluding repurchase agreements) at identified cost	$164,770,646
Foreign Currencies at Cost	$9,874
Market value of loaned securities	$57,396,132

10 | 2017 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2017 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,161,924
Foreign withholding tax	(35,844)
Interest	5,471
Securities lending	291,004
Total income	2,422,555
EXPENSES:
Investment advisory fees	1,025,864
Stockholders reports	27,631
Custody and transfer agent fees	29,650
Directors’ fees	13,389
Professional fees	157,607
Administrative and office facilities	43,204
Other expenses	24,819
Total expenses	1,322,164
Expense reimbursement	(91,127)
Net expenses	1,231,037
Net investment income (loss)	1,191,518
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	9,281,433
Foreign currency transactions	(4,602)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	2,078,753
Other assets and liabilities denominated in foreign currency	7,474
Net realized and unrealized gain (loss) on investments and foreign currency	11,363,058
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$12,554,576

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust	June 30, 2017 (unaudited)

Statement of Changes in Net Assets

	SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)	YEAR ENDED DEC. 31, 2016

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,191,518	$3,261,686
Net realized gain (loss) on investments and foreign currency	9,276,831	7,390,437
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,086,227	28,390,151
Net increase (decrease) in net assets from investment operations	12,554,576	39,042,274
DISTRIBUTIONS:
Net investment income	—	(2,124,377)
Net realized gain on investments and foreign currency	—	(7,438,658)
Quarterly distributions[1]	(4,911,052)	—
Total Distributions	(4,911,052)	(9,563,035)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	3,121,303	5,710,681
Total capital stock transactions	3,121,303	5,710,681
Net increase (decrease) in Net Assets	10,764,827	35,189,920
NET ASSETS
Beginning of period	197,306,462	162,116,542
End of period (including undistributed net investment income (loss) of $3,110,865 at 6/30/17 and $1,924,702 at 12/31/16)	$208,071,289	$197,306,462

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

12 | 2017 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2017 (unaudited)

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2017 (UNAUDITED)	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014	YEAR ENDED DEC. 31, 2013	YEAR ENDED DEC. 31, 2012
Net Asset Value, Beginning of Period	$8.07	$6.87	$8.26	$8.68	$7.66	$7.36
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05	0.14	0.11	0.07	0.05	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	1.50	(1.02)	(0.04)	1.40	0.81
Total investment operations	0.62	1.64	(0.91)	0.03	1.45	0.87
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
Net investment income	—	—	—	—	—	(0.01)
Net realized gain on investments and foreign currency	—	—	—	—	—	(0.06)
Total Distributions to Preferred Stockholders	—	—	—	—	—	(0.07)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	$0.62	$1.64	$(0.91)	$0.03	$1.45	$0.80
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—	(0.10)	(0.10)	(0.08)	(0.05)	(0.04)
Net realized gain on investments and foreign currency	—	(0.30)	(0.34)	(0.34)	(0.35)	(0.42)
Quarterly distributions[2]	(0.20)	—	—	—	—	—
Total distributions to Common Stockholders	(0.20)	(0.40)	(0.44)	(0.42)	(0.40)	(0.46)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.13)	(0.04)	(0.04)	(0.03)	(0.03)	(0.04)
Total capital stock transactions	(0.13)	(0.04)	(0.04)	(0.03)	(0.03)	(0.04)
Net Asset Value, End of Period	$8.36	$8.07	$6.87	$8.26	$8.68	$7.66
Market Value, End of Period	$7.37	$6.94	$5.80	$7.27	$7.62	$6.60
TOTAL RETURN:[3]
Net Asset Value	6.45%[4]	24.83%	(11.12)%	0.32%	19.73%	11.42%
Market Value	9.12%[4]	27.16%	(14.74)%	0.58%	21.99%	12.14%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.14%
Other operating expenses	0.29%[5]	0.28%	0.26%	0.15%	0.17%	0.19%
Net expenses[6]	1.20%[5]	1.20%	1.19%	1.15%	1.17%	1.33%
Expenses prior to balance credits	1.29%[5]	1.28%	1.26%	1.15%	1.17%	1.33%
Net investment income (loss)	1.16%[5]	1.82%	1.41%	0.78%	0.63%	0.74%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$208,071	$197,306	$162,117	$187,749	$191,436	$163,588
Portfolio Turnover Rate	16%	35%	34%	29%	23%	16%

[1]	Calculated using average shares outstanding during the period.
[2]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[4]	Not annualized.
[5]	Annualized.
[6]	Expense ratios based on total average net assets including liquidation value of Preferred Stock was 1.17% for the year ended December 31, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust

Notes to Financial Statements

June 30, 2017 (unaudited)

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At June 30, 2017, officers, employees of Sprott, Fund directors, and other affiliates owned 33% of the Fund.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

14 | 2017 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2017 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$189,695,453	$—	$—	$189,695,453
Miscellaneous	—	—	—	—
Cash Equivalents	—	18,370,000	—	18,370,000
Securities Lending Collateral	13,779,105	—	—	13,779,105

On June 30, 2017, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks valued at $19,560,193 on June 30, 2017 were transferred from Level 2 to Level 1.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may

2017 Semi-Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements (continued)

differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 426,720 and 866,081 shares of Common Stock as reinvestments of distributions for the fiscal period ended June 30, 2017 and the year ended December 31, 2016, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $1,025,864 to Sprott for the period ended June 30, 2017. Sprott reimbursed $91,127 of the Fund’s operating expenses for the period ended June 30, 2017. Sprott is not entitled to recoup any fees waived.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the period ended June 30, 2017, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $29,982,956 and $33,497,518, respectively.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan portfolio securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2017, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Prime Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Prime Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

16 | 2017 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

As of June 30, 2017, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$57,396,132	$13,779,105	$44,984,681	$58,763,786

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2017.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$57,396,132	—	($57,396,132)	—
(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2017 with a contractual maturity of overnight and continuous.

2017 Semi-Annual Report to Stockholders | 17

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2700, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 59  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Senior Portfolio Manager of Sprott Asset Management USA Inc. a registered investment adviser since March 2015; Executive Vice President of Sprott Inc. since 2016. Prior thereto, Managing Director and Vice President of Royce & Associates, LLC, having been employed by Royce since October 1991.

Michael W. Clark, Director

Age: 57  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2016  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 55  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2017  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

Peyton T. Muldoon, Trustee*

Age: 48  |  Number of Funds Overseen: 1  |  Tenure:

Director since 2017; Term expires 2017  |  Other

Directorships: None

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).

James R. Pierce, Jr., Director

Age: 60  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Thomas W. Ulrich, President*, Secretary, Chief Compliance Officer

Age: 53  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

Varinder Bhathal, Treasurer*

Age: 46  |  Tenure: since 2017  |  Other Directorships: None

Principal Occupation(s) During Past 5 Years: Treasurer of the Fund (since 2017); Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Chief Financial Officer of Sprott Private Wealth LP (since 2016).

[1]	Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.
*	Appointed on June 9, 2017

18 | 2017 Semi-Annual Report to Stockholders

Board Approval of Investment Advisory Agreements

Board Approval of Investment Advisory and Subadvisory Agreements for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 9, 2017, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided and profits realized by the Advisers; and
•	economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s, the Fund’s portfolio manager, long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership and, thus, stake in the Fund; and
•	the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 9, 2017 meeting, the Board and the Independent Directors determined that the Agreements continue to be in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s 34 years of value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company, including the cash infusion into the company after the proposed sale of one of its business units. The Board noted and took into account a recent sale of a non-U.S. business unit by the parent company of the Advisers, including certain proposed personnel changes.

Investment Performance

The Board noted that 2016 was an excellent year for the Fund in terms of performance. The Board found noted the Fund’s Net Asset Value including distributions advanced 24.83% for the 12 months ended December 2016 and the share price including distributions rose 27.16%, for the same period. These performances compare to a 12.74% advance for the Russell 3000 Index during 2016. The Board further noted the longer term performance of the Fund with returns of 3.64% for 3 years, 8.23% for 5 years and 4.82% for 10 years as of December 31, 2016, which trailed the performance of Russell 3000 Index for the same periods.

Individual stock selection led to the Fund’s strong performance. The Board also noted the disciplined and long-term investment approach of Sprott USA and its portfolio manager.

2017 Semi-Annual Report to Stockholders | 19

Board Approval of Investment Advisory Agreements (continued)

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment subadviser for the Fund.

Fees and Expenses

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies.

Profitability

With respect to profitability, the Board found the Advisers’ profits earned by managing the Fund to be reasonable.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

20 | 2017 Semi-Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at June 30, 2017 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2017 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year ending December 31, 2017. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the guidelines that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

2017 Semi-Annual Report to Stockholders | 21

Notes to Performance and Other Important Information (continued)

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

22 | 2017 Semi-Annual Report to Stockholders

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by
Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	President		Treasurer
	(Principal Executive Officer)		(Principal Financial Officer)

Date: September 8, 2017		Date: September 8, 2017